Exhibit 10.1

EXECUTION VERSION

FORBEARANCE AGREEMENT AND SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of October 13, 2011, by and among AQUILEX HOLDINGS LLC, a Delaware limited liability company (“Borrower”), each other Loan Party listed on the signature pages hereto, the banks, financial institutions and other institutional lenders listed on the signature pages hereto (each, a “Lender Party”) and ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, “Agent”), and as L/C Issuer (in such capacity, the “L/C Issuer” or a “Letter of Credit Issuer”).

RECITALS

A. Borrower, each other Loan Party, Agent, the L/C Issuer and the Lender Parties are parties to that certain Amended and Restated Credit Agreement, dated as of April 1, 2010 (as amended by that certain Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of February 28, 2011, and has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement), pursuant to which, among other things, Agent, the L/C Issuer and the Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make senior secured credit facilities and certain other financial accommodations available to Borrower.

B. As of the date hereof, the Events of Default listed on Exhibit A hereto have occurred and are continuing (as hereinafter defined) (collectively, the “Specified Defaults”).

C. Borrower has requested that during the Forbearance Period (as hereinafter defined), Agent and the Lenders forbear from exercising default-related rights and remedies against Borrower and each other Loan Party with respect to the Specified Defaults.

D. Subject to the terms and conditions set forth herein (including the amendments to the Credit Agreement set forth in Section 2 hereof), Agent, the L/C Issuer and the Required Lenders have agreed (i) to forbear from exercising default-related rights and remedies against Borrower and each other Loan Party with respect to the Specified Defaults and (ii) to extend Letters of Credit subject to renewal during the Forbearance Period.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Confirmation by Borrower of Obligations and Specified Defaults. Borrower and each other Loan Party acknowledge and agree that as of October 13, 2011, the aggregate principal balance of the outstanding Obligations under the Credit Agreement is at least $212,138,380.50, and that the respective principal balances of the various Loans and Letters of Credit as of such date were not less than the following:

Term Loan	$162,225,000.00

Revolving Loan	$36,000,000.00

Letter of Credit	$13,913,380.50

The foregoing amounts do not include interest, fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents.

Borrower and each other Loan Party acknowledge and agree that each of the Specified Defaults constitutes an Event of Default that has occurred and is continuing as of the date hereof. Prior to the effectiveness of this Agreement, the existence of the Specified Defaults permitted Agent or the Required Lenders to, among other things, take any action described in Section 9.02 of the Credit Agreement or otherwise exercise all rights and remedies available under the Loan Documents or applicable law. Except as expressly set forth in the amendments to Section 2.03 of the Credit Agreement described herein, Borrower and each other Loan Party acknowledge and agree that, notwithstanding the execution and delivery of this Agreement, neither the L/C Issuer nor any Lender has any obligation whatsoever to make any additional Loans, extend any additional credit or otherwise make any further financial accommodations to Borrower or the other Loan Parties under the Credit Agreement or the other Loan Documents.

SECTION 2. Amendments to Credit Agreement. Effective as of the Forbearance Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Applicable Rate in its entirety as follows:

“Applicable Rate” means a percentage per annum equal to:

(a) in respect of Term Loans that are (i) Eurocurrency Rate Loans, 5.50% and (ii) Base Rate Loans, 4.50%; and

(b) in respect of Revolving Credit Loans based on the Total Leverage Ratio as follows:

Level	Total Leverage Ratio	Loan Type
		Base Rate Loans	Eurocurrency Rate Loans	Euribor Elective Revolving Loans
I	<2.75	4.00%	5.00%	5.00%
II	< 3.75 > 2.75	4.25%	5.25%	5.25%
III	>3.75	4.50%	5.50%	5.50%

; provided, that, subsequent changes in the Applicable Rate in respect of Revolving Credit Loans resulting from a change in the Total Leverage Ratio shall become effective as to all Revolving Credit Loans then outstanding three (3) Business Days after delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 6.02(a). Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Total Leverage Ratio), if the Borrower shall fail to deliver such Compliance Certificate in accordance with Section 6.02(a) within the time period required by (i) Section 6.01(a) for each Fiscal Year, (ii) Section 6.01(b) for the first three fiscal quarters of each Fiscal Year or (iii) if applicable, Section 6.01(c) for each month, then the Applicable Rate in respect of Revolving Credit Loans from and including the 49th day after the end of such fiscal quarter, the 124th day after the end of such Fiscal Year or, if applicable, the 34th day after the end of such month, as the case may be, to but not including the date the Borrower delivers to the Administrative Agent such Compliance Certificate shall equal the highest possible Applicable Rate provided for by this definition.”

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Forbearance Agreement” means the Forbearance Agreement and Second Amendment to Amended and Restated Credit Agreement entered into as of October 13, 2011, by and among the Borrower, each other Loan Party, the Administrative Agent, the L/C Issuer and the Required Lenders.

“Forbearance Default” has the meaning set forth in the Forbearance Agreement.

“Forbearance Period” has the meaning set forth in the Forbearance Agreement.

“Specified Default” has the meaning set forth in the Forbearance Agreement.

(c) Section 2.02(c) of the Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans be converted or continued as Eurocurrency Rate Loans or Euribor Elective Revolving Credit Loans and during the Forbearance Period, (i) any continuations (which shall be for one month interest periods only) shall be at the discretion of the Administrative Agent and (ii) any outstanding Eurocurrency Rate Loans shall convert to Base Rate Loans upon the occurrence of a Forbearance Default.”

(d) Section 2.03(b)(iii) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“: provided, further, that, during the Forbearance Period, each relevant L/C Issuer shall renew (and the applicable Lenders hereby authorize such renewal) any such Auto-Renewal Letter of Credit for which notice of non-renewal is due during the Forbearance Period which would have otherwise been renewed under the provisions of this clause (iii) except for the existence and continuance of the Specified Defaults.”

(e) Section 2.08(c) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:

“Interest on each Loan shall be due and payable in cash in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided, that during the Forbearance Period, the 1.00% increase in the Applicable Rate effected by the Forbearance Agreement if not so paid in cash shall be payable on such Interest Payment Date by capitalizing and adding such accrued interest amount to the principal amount of the applicable Loans then outstanding; and provided, further, that all such capitalized interest shall become due and payable in cash upon the expiration or termination of the Forbearance Period, and thereafter all interest accruing on each Loan (including the portion based on such 1.00% increase in the Applicable Rate) shall be payable in cash on each Interest Payment Date;”

SECTION 3. Forbearance; Forbearance Default Rights and Remedies.

(a) Effective as of the Forbearance Effective Date (as hereinafter defined), Agent, the L/C Issuer and the Required Lenders agree that until the expiration or termination of the Forbearance Period (as hereinafter defined), Agent will forbear from exercising default-related rights and remedies against Borrower or any other Loan Party solely with respect to the Specified Defaults. As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of (i) any Forbearance Default (as hereinafter defined) or (ii) December 8, 2011. As used herein, the term “Forbearance Default” shall mean (A) the occurrence of any Event of Default other than the Specified Defaults, (B) the failure of Borrower or any other Loan Party to timely comply with any term, condition, or covenant set forth in this Agreement, (C) the failure of any representation or warranty made by Borrower or any other Loan Party under or in connection with this Agreement to be true and complete in all material respects as of the date when made or any other breach in any material respect of any such representation or warranty, (D) the taking of any action by Borrower or any other Loan Party in any manner to repudiate or assert a defense to any Obligation under the Credit Agreement, this Agreement or any of the other Loan Documents or the assertion of any claim or cause of action against Agent, any Lender or any other Secured Party relating in any way thereto or (E) the making of any payment in respect of the Senior Notes (other than reasonable fees and expenses of one counsel and one financial advisor to the holders of the Senior Notes and the reasonable fees and expenses of the trustee under the Senior Notes Indenture) or the payment to the Sponsor of any management fees, reimbursement of expenses or other amounts. Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents.

(b) Upon the termination or expiration of the Forbearance Period, the agreement of Agent, the L/C Issuer and the Lenders hereunder to forbear from exercising default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and each other Loan Party each waives. Borrower and each other Loan Party agrees that Agent, L/C Issuer and the Lenders may at any time after the expiration or termination of the Forbearance Period proceed to exercise any and all of rights and remedies under any or all of the Credit Agreement, any other Loan Document and/or applicable law, including without limitation its rights and remedies with respect to the Specified Defaults, all of which rights and remedies are fully reserved.

(c) Any agreement by Agent, the L/C Issuer and the Lenders to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of the applicable parties thereto. Borrower and each other Loan Party each acknowledges that neither Agent, the L/C Issuer nor any Lender has made any assurances concerning any possibility of an extension of the Forbearance Period.

(d) Borrower and each other Loan Party each acknowledges and agrees that any Loan, Letter of Credit or other financial accommodation which any Lender or the L/C Issuer may make on or after the Forbearance Effective Date will have been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 5 hereof and the other covenants, agreements, representations and warranties of Borrower and each other Loan Party hereunder.

SECTION 4. Supplemental Terms, Conditions and Covenants.

The parties hereto hereby agree to comply with the following terms, conditions and covenants during the Forbearance Period and at any time after a Forbearance Default, in each case notwithstanding any provision to the contrary set forth in this Agreement, the Credit Agreement or any other Loan Document:

(a) without limitation of the rights of Agent and the Lenders under the Credit Agreement, Borrower will provide such other reports and information as Agent may reasonably request;

(b) Borrower will work cooperatively with Agent, the Lenders and their respective advisors, including participating in bi-weekly update calls with the steering committee and participating in calls with the Lenders (other than any Lender which has indicated that it does not wish to receive non-public information) on an as requested basis;

(c) Borrower shall deliver to Agent for distribution to the “private side” Lenders a weekly cash flow forecast on a 13 week basis and provide weekly updates and variance reporting by the close of business of each Thursday; such cash flow forecast shall be in the form previously provided to Agent and such variance reporting shall be in a form reasonably acceptable to Agent;

(d) without limitation of the rights of Agent and the Lenders under the Credit Agreement, Borrower and each other Loan Party shall: (i) give Agent, the “private side” Lenders and their respective representatives reasonable access during normal business hours to the offices, properties, officers, employees, accountants, auditors, counsel and other representatives, and books and records of Borrower and each other Loan Party, (ii) furnish to Agent, the Lenders and their respective representatives such financial, operating and property related data and other information as such persons reasonably request and (iii) instruct Borrower’s and any other Loan Party’s employees and financial advisors to cooperate reasonably with Agent, Lenders and their respective representatives in respect of the aforementioned clauses (i) and (ii) and, in furtherance thereof, Borrower and each other Loan Party each authorizes those representatives of Rothschild Inc. and Alvarez & Marsal (collectively, the “Financial Advisors”) working with Borrower and the Loan Parties to disclose fully and promptly, after discussion with the Board of Directors of Aquilex Corporation, to Agent and its representatives (including Agent’s financial advisor, Zolfo Cooper) all material developments in connection with the efforts of Borrower and Financial Advisors to restructure and/or repay the Loans; and

(e) without limitation of the rights of Agent and the Lenders under the Credit Agreement, Borrower will reimburse all reasonable and documented fees and expenses of Agent’s (i) financial advisor, Zolfo Cooper, in accordance with the Zolfo Cooper engagement letter and (ii) counsel, Latham & Watkins LLP (including out-of-pocket expenses), on a monthly basis.

SECTION 5. General Release; Covenant Not to Sue.

(a) In consideration of, among other things, Agent’s, the L/C Issuer’s and the Lenders’ execution and delivery of this Agreement, each of Borrower and each other Loan Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, successors and assigns (collectively, “Releasors”), hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all liens, claims, interests and causes of action of any kind or nature (collectively, the “Claims”) that such Releasor now has or hereafter may have against any or all of Agent, the L/C Issuer and the Lenders in any capacity and its affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based on facts existing on or before the Forbearance Effective Date that relate to: (i) any Loan Document, (ii) any transaction, action or omission contemplated thereby or (iii) any aspect of the dealings or relationships between or among any or all of Borrower and the other Loan Parties, on the one hand, and any or all of Agent, the L/C Issuer and the Lenders, on the other hand, relating to any Loan Document or transaction, action or omission contemplated thereby. The provisions of this Section 5 shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b) Each of Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Loan Party pursuant to Section 5 hereof. If Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower and each other Loan Party, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 6. Representations, Warranties and Covenants of Borrower and Each Other Loan Party. To induce Agent, the L/C Issuer and the Lenders to execute and deliver this Agreement, each of Borrower and each other Loan Party represents, warrants and covenants that:

(a) the individual executing this Agreement on behalf of Borrower and each other Loan Party is authorized to so act and the execution of this Agreement by such individual makes the obligations set forth herein legal, valid, binding and enforceable against Borrower or such other Loan Party in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) except with respect to the Specified Defaults, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties in Section 5.05(b) and Section 5.17 of the Credit Agreement), as updated from time to time pursuant to the Perfection Certificates delivered to Agent under the Credit Agreement, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party or any of their respective property is bound;

(d) as of the date hereof, except for the Specified Defaults, no Event of Default has occurred and is continuing under this Agreement, the Credit Agreement or any other Loan Document; and

(e) the Secured Parties’ security interest in the Collateral and Other Collateral continues to be valid, binding, and enforceable first-priority security interests that secures the Obligations (subject, with respect to priority only, to Liens permitted by Section 7.01 of the Credit Agreement).

SECTION 7. Ratification of Liability. Each of Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Agreement and each other Loan Document to which such Loan Party is a party, and each such Loan Party hereby ratifies and reaffirms its grant of Liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such Liens and security interests hereafter secure all of the Obligations. Borrower and each other Loan Party acknowledges receipt of a copy of this Agreement and all other agreements or documents executed or delivered in connection herewith, (b) consents to the terms and conditions of same and (c) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 8. Reference to and Effect upon the Credit Agreement.

(a) Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Secured Parties and all of the Obligations, shall remain in full force and effect. Each of Borrower and each other Loan Party hereby confirms that no such party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b) Except as expressly set forth herein, the effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans, Letters of Credit or financial accommodations under the Credit Agreement or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of Agent, the L/C Issuer or any Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, Agent, the L/C Issuer and the Lenders reserve all rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.

(c) From and after the Forbearance Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement, as amended hereby and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 9. Construction This Agreement and all other agreements and documents executed or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed or delivered in connection herewith, and that such party knows the contents hereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed or delivered in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their respective contents and legal effect.

SECTION 10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission (including .pdf or .tif) a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 11. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

SECTION 12. Further Assurances. Borrower and each other Loan Party agrees to, and to cause any other Loan Party to, take all further actions and execute all further documents as Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed or delivered in connection herewith.

SECTION 13. Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 14. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 15. Effectiveness. This Agreement shall become effective at the time (the “Forbearance Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by Agent in its sole discretion:

(a) Agreement. Agent shall have received duly executed signature pages for this Agreement signed by Agent, the L/C Issuer, the Required Lenders, Borrower and each other Loan Party.

(b) Due Authorization. Borrower and Holdings shall have delivered to Agent (i) evidence of the corporate or limited liability company authority of each such party to execute, deliver and perform its obligations under this Agreement and, as applicable, all other agreements and documents executed or delivered in connection herewith, and (ii) such other documents and instruments as Agent may require, all of the foregoing of which shall be in form and substance acceptable to Agent.

(c) Forbearance Fee. Agent shall have received, for the pro rata account of the consenting Lenders, a non-refundable Forbearance Fee in the amount of $250,000.

(d) Expenses. Borrower shall have reimbursed all reasonable invoiced fees and expenses of Agent’s financial advisor, Zolfo Cooper, and counsel, Latham & Watkins LLP (including out-of-pocket expenses).

SECTION 16. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Borrower, each other Loan Party, Agent, the L/C Issuer, the Lenders and their respective successors and assigns; provided, that neither Borrower nor any other Loan Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of Agent and the Required Lenders in their respective sole discretion.

SECTION 17. Final Agreement. This Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements and understandings among the parties with respect thereto. No term of the Borrower/Lender Documents may be amended, restated, waived or otherwise modified except in a writing signed by the party against which enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The exercise or failure to exercise any rights or remedies by Agent, the L/C Issuer or any Lender under any of the foregoing in a particular instance shall not operate as a waiver to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

SECTION 18. Applicable Law. This Agreement and the rights and obligations of the parties hereunder (including any claims sounding in contract law or tort law arising out of the subject matter hereof) shall be governed by, and shall be construed in accordance with, the laws of the State of New York without regard to conflicts of law principles that would result in the application of any law other than the law of the State of New York.

(Signature pages to follow)

IN WITNESS WHEREOF, this Forbearance Agreement and Second Amendment to Amended and Restated Credit Agreement has been executed by the parties hereto as of the date first written above.

AQUILEX HOLDINGS LLC, as Borrower

	By:	AQUILEX ACQUISITION SUB III, LLC,
Its sole member

		By:	AQUILEX HOLDCO L.P., its sole member

			By:	AQUILEX HOLDCO GP LLC, its general partner

				By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

	By:	/s/ Russell Hammond
		Name:	Russell Hammond
		Title:	Director

AQUILEX ACQUISITION SUB III, LLC, as a Loan Party

	By:	AQUILEX HOLDCO, L.P., its sole member

		By:	AQUILEX HOLDCO GP LLC, its general partner

			By:	OPTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

	By:	/s/ Russell Hammond
		Name:	Russell Hammond
		Title:	Director

AQUILEX CORPORATION, as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AQUILEX HYDROCHEM, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

AQUILEX HYDROCHEM INDUSTRIAL
CLEANING, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

AQUILEX SMS, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

AQUILEX WSI, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

AQUILEX FINANCE CORP., as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

AQUILEX SPECIALTY REPAIR AND OVERHAUL, INC., as a Loan Party

By:	/s/ Jay W. Ferguson
	Name:	Jay W. Ferguson
	Title:	CFO

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA, as Agent

By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

ROYAL BANK OF CANADA, as the L/C Issuer

By:
Name:
Title:

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENTV

ROYAL BANK OF CANADA, as a Letter of Credit Issuer

By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

SlGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Royal Bank of Canada, as a Lender Party

By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Attorney-in-Fact

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender Party

By:	/s/ Keith Rothwell		/s/ Simon Firbank
	Name:	Keith Rothwell	Simon Firbank
	Title:	Authorised Signatory	Authorised Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY By: Goldman Sachs Asset Management, L.P., as Manager, as a Lender Party

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	VP

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMMC CLO VI, LIMITED AMMC VII, LIMITED AMMC VIII, LIMITED
By:	American Money Management Corp., as Collateral Manager

as a Lender Party

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Black Diamond CLO 2005-2 LTD.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As Its Collateral Manager,
as a Lender Party

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Black Diamond CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As Its Collateral Manager,
as a Lender Party

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

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Atrium III,

as a Lender Party

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

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Madison Park Funding II, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager, as a Lender Party

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

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Atrium V
By: Credit Suisse Asset Management, LLC, as collateral manager, as a Lender Party

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

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Madison Park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager, as a Lender Party

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

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[Illegible], as a Lender Party

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

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[NAME OF LENDER PARTY], as a Lender Party
TELOS CLO 2006-1, LTD.

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director Tricadia Loan Management LLC

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[NAME OF LENDER PARTY], as a Lender Party
TELOS CLO 2007-2, LTD.

By:	/s/ Ro Toyoshima
	Name:	Ro Toyoshima
	Title:	Managing Director Tricadia Loan Management LLC

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Littlejohn Opportunities Master Fund, LP, as a Lender Party

By:	/s/ Robert E. Davis
	Name:	Robert E. Davis
	Title:	Managing Director

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CETUS CAPITAL II, LLC, as a Lender Party

By:	/s/ Robert E. Davis
	Name:	Robert E. Davis
	Title:	Managing Director

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender Party

By:	/s/ Michael A. Criscito
	Name:	Michael A. Criscito
	Title:	Authorized Signatory

By:	/s/ Megan Kane
	Name:	Megan Kane
	Title:	Authorized Signatory

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Columbus Nova CLO Ltd. 2006-I
Columbus Nova CLO Ltd. 2006-II
Columbus Nova CLO Ltd. 2007-I
Columbus Nova CLO Ltd. 2007-II,
as a Lender Parties

By: Columbus Nova Credit Investments Management, LLC, their Collateral Manager

By:	/s/ Glenn Duffy
Name: Glenn Duffy
Title: Authorized Signatory

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Cumberland II CLO Ltd
Schiller Park CLO Ltd.
Bridgeport CLO II Ltd.
DFR Middle Market CLO Ltd., as a Lender Parties

By: Deerfield Capital Management LLC, their Collateral Manager

By:	/s/ Glenn Duffy
Name: Glenn Duffy
Title: Authorized Signatory

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Nob Hill CLO, Limited, as a Lender Party

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

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Nob Hill CLO II, Limited, as a Lender Party

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

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CARLYLE ARNAGE CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

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CARLYLE AZURE CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
	Name:	LINDA PACE
	Title:	MANAGING DIRECTOR

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CARLYLE BRISTOL CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
	Name:	LINDA PACE
	Title:	MANAGING DIRECTOR

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CARLYLE DAYTONA CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
	Name:	LINDA PACE
	Title:	MANAGING DIRECTOR

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CARLYLE VEYRON CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
	Name:	LINDA PACE
	Title:	MANAGING DIRECTOR

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CARLYLE MCLAREN CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
	Name:	LINDA PACE
	Title:	MANAGING DIRECTOR

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CARLYLE VANTAGE CLO, LTD., as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

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CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1, LTD., as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CARLYLE HIGH YIELD PARTNERS VI, LTD.,
as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

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CARLYLE HIGH YIELD PARTNERS VII, LTD.,
as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

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CARLYLE HIGH YIELD PARTNERS VIII, LTD.,
as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CARLYLE HIGH YIELD PARTNERS IX, LTD., as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

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CARLYLE HIGH YIELD PARTNERS X, LTD.,
as a Lender Party

By:	/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CCP Credit Acquisition Holdings, LLC, as a Lender Party

By:	/s/ Richard Grissinger
	Name:	Richard Grissinger
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Centerbridge Special Credit Partners, L.P., as a Lender Party

By:	/s/ Richard Grissinger
	Name:	Richard Grissinger
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN STATES INSURANCE COMPANY,
as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GENERAL INSURANCE COMPANY OF AMERICA,
as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PEERLESS INSURANCE COMPANY, as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LIBERTY INSURANCE CORPORATION, as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PEERLESS INDEMNITY INSURANCE COMPANY,
as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SAFECO INSURANCE COMPANY OF ILLINOIS,
as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE NETHERLANDS INSURANCE COMPANY,
as a Lender Party

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

First Trust Senior Floating Rate Income Fund II
By: First Trust Advisors L.P. its investment manager or its investment advisor as a Lender Party

By:	/s/ William A. Housey, Jr.
Name: William A. Housey, Jr.
Title: Senior Vice President

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CENTRAL PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender Party

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GALE FORCE 1 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender Party

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GALE FORCE 2 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender Party

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

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GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer, as a Lender Party

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

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INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager, as a Lender Party

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

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MORNINGSIDE PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager, as a Lender Party

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

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280 FUNDING I, as a Lender Party

By:	GSO Capital Partners
Its:	Investment Manager

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

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BLACKSTONE SPECIAL FUNDING IRELAND, as a Lender Party

By:	GSO Capital Partners
Its:	Investment Manager

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

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ING PIONEER HIGH YIELD PORTFOLIO MET INVESTORS SERIES TRUST –
PIONEER STRATEGIC INCOME
PORTFOLIO
PIONEER HIGH YIELD FUND
PIONEER FLOATING RATE FUND
PIONEER GLOBAL HIGH YIELD FUND
PIONEER STRATEGIC INCOME FUND
PIONEER FLOATING RATE TRUST,
each as a Lender Party

By:	Pioneer Investment Management, Inc., as advisor to each Lender Party

	By:	/s/ Margaret C. Begley
		Name:	Margaret C. Begley
		Title:	Secretary and
Associate General Counsel

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JERSEY STREET CLO, LTD.,
By its Collateral Manager, Massachusetts
Financial Services Company

By:	/s/ [Illegible]
As authorized representative and not individually

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MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts
Financial Services Company

By:	/s/ [Illegible]
As authorized representative and not individually

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BlackRock Senior Income Series
as a Lender Party

By:	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender Party

By:	/s/ Rick Canonico
	Name:	Rick Canonico
	Title:	Authorized Signatory

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING,
as a Lender Party

By:	/s/ Su Yeo
	Name:	Su Yeo
	Title:	Vice President

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ALTERRA BERMUDA LIMITED,

GLOBAL INDEMNITY (CAYMAN) LIMITED,

STELLAR PERFORMER GLOBAL SERIES W - GLOBAL CREDIT,

SUNAMERICA SENIOR FLOATING RATE FUND, INC.,

U.A.I. (LUXEMBOURG) INVESTMENT S.A.R.L.,

UMC BENEFIT BOARD, INC., and

WELLINGTON TRUST COMPANY,
NATIONAL ASSOCIATION MULTIPLE
COMMON TRUST FUNDS TRUST-
OPPORTUNISTIC FIXED INCOME
ALLOCATION PORTFOLIO, each,
severally but not jointly, as a Lender Party

By:	Wellington Management Company, LLP, as its Investment Advisor

	By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

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EXHIBIT A

Specified Defaults

1.	The Event of Default under Section 9.01(b) of the Credit Agreement arising from the failure to meet the Total Leverage Ratio test set forth in Section 7.13 for the Test Period ending September 30, 2011.

2.	The Event of Default under Section 9.01(b) of the Credit Agreement arising from the failure to meet the Interest Coverage Ratio test set forth in Section 7.14 for the Test Period ending September 30, 2011.

3.	The Event of Default under Section 9.01(b) of the Credit Agreement arising from the failure to meet the Senior Secured Leverage Ratio test set forth in Section 7.15 for the Test Period ending September 30, 2011.

(i)